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                                                                Exhibit 10.13(a)

               AMENDMENT NUMBER 1 TO PURCHASE AGREEMENT GCT-025/98

This Amendment Number 1 To Purchase Agreement GCT-025/98, dated as of November 12th, 1998 ("Amendment No.1") relates to the Purchase Agreement GCT-025/98 between EMBRAER-Empresa Brasileira de Aeronautica S.A. ("EMBRAER") and Solitair Corp. ("SOLITAIRBUYER") (the "Purchase Agreement"), dated June 17, 1998. This Amendment No.1 is between EMBRAER and BUYER, collectively referred to herein as the "Parties".

This Amendment No.1 constitutes an amendment and modification regarding the incorporation of Changes and other modifications, pursuant to Article 11, items "a" and "g" of the Purchase Agreement. All terms defined in the Purchase Agreement and not defined herein shall have the meaning given in the Purchase Agreement when used herein, and in case of any conflict between this Amendment No.1 and the Purchase Agreement, this Amendment No.1 shall control.

NOW, THEREFORE, in consideration of the foregoing, EMBRAER and BUYER do hereby agree as follows:

1.    CONFIGURATION CHANGES

      1.1 Item 2.1 of Attachment A to the Purchase Agreement, "OPTIONS TO THE STANDARD AVIONICS CONFIGURATION" is hereby amended to read as follows:

          " a)    CAT-II
            b)    2nd Radio Altimeter
            c)    2nd DME
            d)    2nd ADF
            e)    2nd Transponder Mode S
            f)    Selcal - Trimble
            g)    FMS/GPS - Honeywell
            h)    EGPWS
            i)    VHF (1st and 2nd) 8,33 khz spacing"

      1.2 Item 2.2 of Attachment A to the Purchase Agreement, "OPTIONAL SYSTEM/OTHER EQUIPMENT" is hereby amended by inserting after item "b" the following:

            ".....
            c)    Cockpit Floodlight
            d)    External Painting (with capability to be reverted to polished)
            e)    Service Door Sill Protection
            f)    Cargo Door Sill Protection
            g)    Cargo Door Light"

      1.3 Item 2.3 of Attachment A to the Purchase Agreement, "INTERIOR OPTIONAL ITEMS" is hereby amended to read as follows:

          " a) Interior Option 1
            b)    Audio Entertainment (CD player)

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            c)    2nd Attendant kit (include Handset/Cradle)
            d)    Blue Sterile Light
            e)    Baggage Compartment Class C
            f)    Standard main door
            g)    Passenger Seats - Customized Cushion Version Top w/
                  Ultra-leather
            h)    Baggage Restraint Net
            i)    Extra Oxygen Mask (3 mask for each double seat)"

      1.4 The Aircraft Basic Price described in Article 3 of the Purchase Agreement will be increased in the amount of US$ 455,532.00 (Four hundred fifty five thousand five hundred thirty two United States dollars) in July 1997 economic conditions.

2.    MISCELLANEOUS

All other provisions of the Purchase Agreement which have not been specifically amended or modified by this Amendment shall remain valid in full force and effect without any change.

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No.1 to be effective as of the date first written above.

EMBRAER - Empresa Brasileira de                  Solitair Corp.
Aeronautica S.A.


By   /s/ Frederico Fleury Curado                 By  /s/ Frederick Simon
     ----------------------------                    ----------------------

Name:  Frederico Fleury Curado                   Name  Frederick Simon
     ----------------------------                     ---------------------

Title: E.V.P.--Commercial                        Title: President
     ----------------------------                      --------------------

By  /s/ Satoshi Yokota                           Date:  11-24-98
    -----------------------------                      --------------------

Name:  /s/ Satoshi Yokota                        Place: Greenwich, CT
    -----------------------------                      --------------------

Title: E.V.P.--Industrial
      ---------------------------


Date: November 24, 1998
      ---------------------------

Place: Sao Jose dos Campos, Brazil
       ---------------------------